UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

January 9, 2007
Date of Report
(Date of earliest event reported)

EV Energy Partners, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33024	20-4745690
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1001 Fannin Street, Suite 800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 659-3500

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement

SIGNATURES

Exhibit Index

Exhibit 2.1 - Purchase and Sale Agreement between EV Properties, L.P. and EnerVest Energy Institutional Fund IX, L.P. and EnerVest Energy Institutional Fund IX-WI, L.P. dated January 9, 2007

Exhibit 99.1 - Press Release dated January 9, 2007

Item 1.01. Entry into a Material Definitive Agreement.

On Jaunuary 9, 2007, EV Properties, L.P., a partnership wholly owned by EV Energy Partners, L.P., entered into a definitive purchase and sale agreement with EnerVest Energy Institutional Fund IX, L.P. and EnerVest Energy Institutional Fund IX-WI, L.P. (“Fund IX”) to acquire certain oil and gas properties located in Michigan and related natural gas price hedges for a total purchase price of $71.6 million from Fund IX. The acquisition, which is expected to close by January 31, 2007, is subject to customary closing conditions and purchase price adjustments. The foregoing description of the acquisition is not complete and is qualified in its entirety by reference to the full text of the purchase and sale agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

A copy of the press release announcing the acquisition is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

2.1*	Purchase and Sale Agreement by and among EV Properties, L.P. and EnerVest Energy Institutional Fund IX, L.P. and EnerVest Energy Institutional Fund IX-WI, L.P. dated January 9, 2007.

99.1	Press Release dated January 9, 2007

* The schedules to this agreement has been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EV Energy Partners, L.P. will furnish a copy of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EV ENERGY PARTNERS, L.P.
(Registrant)
By: EV Energy GP, L.P.,
its general partner
By: EV Management, L.L.C.,
its general partner

Date: January 16, 2007	By:	/s/ Michael E. Mercer
Michael E. Mercer Senior Vice President and Chief Financial Officer

 Exhibit Index

Exhibit No.	Description

2.1*	Purchase and Sale Agreement by and among EV Properties, L.P. and EnerVest Energy Institutional Fund IX, L.P. and EnerVest Energy Institutional Fund IX - WI, L.P. dated January 9, 2007.

99.1	Press Release dated January 9, 2007.

* The schedules to these agreements have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. EV Energy Partners, L.P. will furnish a copy of such schedules to the Securities and Exchange Commission upon request.